                                                                   EXHIBIT 10.10

                                                                PG&E Corporation
                                           Nominating and Compensation Committee
                                                               February 21, 2001



                           SENIOR EXECUTIVE RETENTION
                           --------------------------


Action Recommended
------------------

It is recommended that the Nominating and Compensation Committee approve Special Senior Executive Retention Grants as a mechanism to retain a small group of key executive officers. The concept is outlined below. Specific individual recommendations will be presented for the Committee's approval at its meeting on December 20, 2000.

Background
----------

We have built a very strong senior executive team. Many of our key executives are very attractive candidates for senior positions in other companies. Our goal is to retain individuals who are sought after to be CEOs or senior officers in other companies that may have more attractive growth prospects. Our ability to retain these key individuals is critical to our success. We must provide a retention mechanism to make them less vulnerable to leaving by providing them with a strong incentive to stay.

The eligible group excludes any key executives from the National Energy Group
(NEG) who might otherwise be eligible were it not for the Corporation's plan to take that entity public in the near future.

The concept is a multi-year, cliff-vesting incentive award of phantom PG&E Corporation restricted stock units.

Description
-----------

The phantom restricted stock units will provide an incentive equal three times an eligible officer's base salary plus target short-term incentive award. Grants will be made effective January 1, 2001, and will vest on December 31, 2004 subject to either one of the following conditions:

- 50 percent will automatically vest on December 31, 2004. The remaining 50 percent will vest on December 31, 2004 only if the Corporation's performance, as measured by relative Total Shareholder Return (TSR) on a cumulative basis over four years, is at or above the 55th percentile of its comparator group; or

- if, at the end of the third year of the grant, December 31, 2003, the Corporation's performance as measured by relative TSR on a cumulative basis, is at or above the 75th percentile of its comparator group, the entire grant will vest.

Eligible executives may elect to defer award payments under the PG&E Corporation Supplemental Retirement Savings Plan prior to the award cliff vesting. Such deferrals will be made in PG&E Corporation phantom stock units on the first business day of January of the year following vesting. Awards not deferred will be paid either entirely in PG&E Corporation stock, or half in PG&E Corporation stock and half in cash in January of the year following vesting.

Key Administrative Provisions
-----------------------------

The following provisions will apply to the early termination of an eligible officer:

--------------------------------------------------------------------------------
            Circumstance                            Award Status
--------------------------------------------------------------------------------
          Death or disability                       Fully vested
--------------------------------------------------------------------------------
          Change in control                         Fully vested
--------------------------------------------------------------------------------
          Voluntary termination                       Forfeited
--------------------------------------------------------------------------------
          Termination for cause                       Forfeited
--------------------------------------------------------------------------------
     Involuntary termination (severed)        Full or prorated vesting at the
                                            discretion of the PG&E Corporation
                                            CEO or at the discretion of the
                                            Committee in the case of the PG&E
                                                       Corporation CEO
--------------------------------------------------------------------------------
               Retirement                      Forfeited subject to full or
                                            prorated vesting at the discretion
                                            of the PG&E Corporation CEO or at
                                            the discretion of the Committee in
                                            the case of the PG&E Corporation CEO
--------------------------------------------------------------------------------

Estimated Costs
---------------

The cost of the grants will depend on the specific amounts granted and the actual stock price over the four-year period. The estimated four-year cost could range up to $15 million assuming a full payment at the current stock price. This cost will change over the four-year period with changes in the stock price.

                                                                PG&E Corporation
                                           Nominating and Compensation Committee
                                                               February 21, 2001


                           SENIOR EXECUTIVE RETENTION
                           --------------------------


Action Recommended
------------------

It is recommended that the Nominating and Compensation Committee expand the eligible officer population covered by the Senior Executive Retention program to include additional officers of Pacific Gas and Electric Company as well as several key officers of PG&E National Energy Group. Specific individual recommendations will be presented for the Committee's approval at its meeting on February 21, 2001.

Background
----------

On December 20, 2000, the Nominating and Compensation Committee approved the Senior Executive Retention program as a mechanism to retain a small group of key executive officers. The aim of the program is to provide certain key officers, who are critical to our success and sought after by other companies, with a retention mechanism to make them less vulnerable to leaving, by providing them with a strong incentive to stay.

The number of shares needed to accommodate the addition of these officers to the program will exceed the current number of authorized shares available under the PG&E Corporation Long-Term Incentive Plan by approximately 700,000 shares. Therefore, award payments under the program, if not deferred, will be paid entirely in cash rather than half in cash and half in stock as provided for under the program approved by the Committee at its meeting on December 20, 2000.

A general description of the program is attached (Attachment A).

                                                                    ATTACHMENT A
                                                                    ------------

                       SENIOR EXECUTIVE RETENTION PROGRAM
                       ----------------------------------

The concept is a multi-year, cliff-vesting incentive award of phantom PG&E Corporation restricted stock units.

Description
-----------

The incentive award will take the form of phantom restricted stock units to be granted effective February 21, 2001, and will vest on December 31, 2004, subject to either one of the following conditions:

- 50 percent will automatically vest on December 31, 2004. The remaining 50 percent will vest on December 31, 2004, only if the Corporation's performance, as measured by relative Total Shareholder Return (TSR) on a cumulative basis over four years, is at or above the 55th percentile of its comparator group; or

- if, at the end of the third year of the grant, December 31, 2003, the Corporation's performance as measured by relative TSR on a cumulative basis, is at or above the 75th percentile of its comparator group, the entire grant will vest.

Eligible executives may elect to defer award payments under the PG&E Corporation Supplemental Retirement Savings Plan prior to the award cliff vesting. Such deferrals will be made in PG&E Corporation phantom stock units on the first business day of January of the year following vesting. Awards not deferred will be paid in cash in January of the year following vesting.

Key Administrative Provisions
-----------------------------

The following provisions will apply to the early termination of an eligible officer:

--------------------------------------------------------------------------------
             Circumstance                               Award Status
--------------------------------------------------------------------------------
          Death or disability                           Fully vested
--------------------------------------------------------------------------------
          Change in control                             Fully vested
--------------------------------------------------------------------------------
         Voluntary termination                            Forfeited
--------------------------------------------------------------------------------
        Termination for cause                             Forfeited
--------------------------------------------------------------------------------
   Involuntary termination (severed)           Full or prorated vesting at the
                                              discretion of the PG&E Corporation
                                               CEO or at the discretion of the
                                               Committee in the case of the
                                                      PG&E Corporation CEO
--------------------------------------------------------------------------------
               Retirement                         Forfeited subject to full or
                                             prorated vesting at the discretion
                                              of the PG&E Corporation CEO or at
                                             the discretion of the Committee in
                                            the case of the PG&E Corporation CEO
--------------------------------------------------------------------------------